                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant  [ ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to  ss. 240.14a-12

                             Kerr-McGee Corporation

                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                          Icahn Partners Master Fund LP
                         High River Limited Partnership
                                  Carl C. Icahn
                                Keith A. Meister
                               Vincent J. Intrieri
                                JANA Partners LLC
                             JANA Master Fund, Ltd.
                               Barry S. Rosenstein
                                 August H. Roth

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             KERR-MCGEE CORPORATION

                               -------------------

                       PROXY STATEMENT [PRELIMINARY COPY]
                                       OF
                               ICAHN PARTNERS LP,
                         ICAHN PARTNERS MASTER FUND LP,
                         HIGH RIVER LIMITED PARTNERSHIP
                                       AND
                                JANA PARTNERS LLC

                               -------------------

To Our Fellow Kerr-McGee Stockholders:

         This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders ("Stockholders") of Kerr-McGee Corporation ("Kerr-McGee") in connection with the solicitation of proxies by Carl C. Icahn, Barry S. Rosenstein and certain of their affiliates and associates, to be used at the 2005 Annual Meeting of Stockholders of Kerr-McGee which is scheduled to be held at 9:00 a.m. on Tuesday, May 10, 2005, in the Robert S. Kerr Auditorium, Kerr-McGee Center, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma, and at any adjournments, postponements or continuations thereof (the "Annual Meeting"). This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about April __, 2005.

         At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect to the Board of Directors of Kerr-McGee a slate of two nominees, comprised of Carl C. Icahn and Barry S. Rosenstein. Each of the nominees (each a "Nominee" and, collectively, the "Nominees") has consented, if elected, to serve as a director.

         Subject to their fiduciary duties to Stockholders, the Nominees will, if elected, attempt to convince Kerr-McGee's Board of Directors to take actions (such as those previously proposed by the Nominees) to enhance Stockholder value. Specifically, the Nominees will advocate that Kerr-McGee attempt to take advantage of the spread between the valuation that the stock market currently places on Kerr-McGee based on its proved reserves and the higher value at which oil and gas futures are trading in the commodity markets.

PLEASE NOTE THAT WE CANNOT ASSURE YOU THAT WE WILL BE ABLE TO NOMINATE DIRECTORS AT THE ANNUAL MEETING. KERR-MCGEE HAS FILED A LAWSUIT SEEKING A DECLARATION THAT THE NOMINATION OF THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING IS INVALID BECAUSE, ACCORDING TO KERR-MCGEE, WE FAILED TO COMPLY WITH ITS ADVANCE NOTICE BYLAW. ALTHOUGH WE BELIEVE KERR-MCGEE'S CLAIMS HAVE ABSOLUTELY NO MERIT, WE CANNOT PREDICT THE OUTCOME OF LITIGATION. THAT WILL BE DECIDED BY A FEDERAL COURT IN OKLAHOMA. STOCKHOLDERS WHO SUBMIT GOLD PROXY CARDS SHOULD BE AWARE THAT THEIR SHARES MAY

NOT BE VOTED IN THE ELECTION OF DIRECTORS IF KERR-MCGEE IS SUCCESSFUL IN THE LITIGATION.

          DON'T LET KERR-MCGEE PREVENT YOU FROM CHOOSING FOR YOURSELF!

         Kerr-McGee has filed a lawsuit in federal court in Oklahoma against the Nominees and certain of their respective affiliates, seeking, among other things, a court order declaring that the nomination of the Nominees at the Annual Meeting is invalid because of a purported failure to comply with Kerr-McGee's advanced notice bylaw. Thus, instead of debating on the merits and permitting Stockholders to choose directors for themselves, Kerr-McGee is attempting to prevent the Nominees from being nominated at all - thus leaving you with NO CHOICE but the existing directors. If the court should grant the relief requested by Kerr-McGee, the Nominees will not be able to be nominated at the Annual Meeting and you will not be permitted to cast your vote for the Nominees. Because only a plurality vote (as opposed to a majority) is required to elect Kerr-McGee directors, if Kerr-McGee succeeds in having its existing directors run unopposed they will be re-elected even if an overwhelming majority of the votes cast withhold support for them - only a single affirmative vote would be necessary to ensure their re-election!

YOU CAN MAKE YOUR VOICE HEARD BY NOT RETURNING THE WHITE PROXY CARD SENT TO YOU BY KERR-MCGEE AND BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, WHICH WILL REVOKE ALL PRIOR PROXIES.

             WHY WON'T KERR-MCGEE ALLOW YOU TO CHOOSE FOR YOURSELF?

         In this era of sweeping corporate governance reforms and enhanced efforts by the Securities and Exchange Commission to foster corporate democracy, Kerr-McGee seems to be going in the opposite direction. In addition to a poison pill, blank-check preferred stock and various other devices that could have an anti-takeover effect (including the proposed increase in the number of authorized shares of Common Stock described in Kerr-McGee's Proxy Statement), Kerr-McGee has adopted numerous provisions that have the effect of preventing or severely limiting the ability of Stockholders to act in a manner that may challenge existing directors and management. Below is a list of only some of these provisions:

     o Stockholders do not have the right to call special meetings. Special meetings of the Stockholders may be called only by the Chief Executive Officer of Kerr-McGee or by the Secretary at the direction of the Board of Directors.

     o Stockholders do not have the right to act by written consent. Any action required or permitted to be taken by the Stockholders must be effected at a duly called annual or special meeting of Stockholders.

     o Stockholders may not nominate persons for election to the Board of Directors of Kerr-McGee or propose other business to be conducted at stockholder meetings unless they comply with advance notice procedures requiring the delivery of information to Kerr-McGee not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting.

     o Kerr-McGee's Board of Directors is staggered - i.e., the Board of Directors is divided into three classes, with each class being elected for a term of three years. The effect of this classification of directors is that Stockholders are only able to elect approximately one-third of the Board of Directors each year.

     o Any vacancies in the Board of Directors, as well as newly created directorships resulting from any increase in the authorized number of directors, may be filled only by a majority of the remaining directors then in office.

     o Directors may be removed from the Board only for cause, and then only by a supermajority Stockholder vote.

     o Kerr-McGee's certificate of incorporation provides that no director shall be liable to Kerr-McGee -- or to the Stockholders -- for monetary damages for breach of fiduciary duty as a director.

Ask yourself - are these provisions in place for YOUR benefit? Or are these provisions in place to help ensure that Kerr-McGee's directors remain unchallenged, regardless of how poorly they perform? It seems to us rather backwards that the owners of Kerr-McGee - the Stockholders - should be hampered in their efforts to effect change by the Board of Directors -- the very people the Stockholders have appointed to safeguard their interests! Kerr-McGee's directors and executive officers have only a tiny stake in Kerr-McGee - 1.3%, according to Kerr-McGee's Proxy Statement. Should this small group be permitted to prevent the holders of over 98% of Kerr-McGee's stock from having the freedom to choose their own fiduciaries? We think not. The absurdity of this situation may be illustrated by the following analogy. Imagine that the owners of a store have hired a security guard to protect their business - should that security guard be allowed to prevent the owners from entering their own store to make changes? Should that security guard further be allowed to prevent his employers from finding a new security guard in the event that he does not perform his duties to the satisfaction of the owners? We think not.

THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL THE STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF KERR-MCGEE CAN BEST BE EXPRESSED THROUGH THE ELECTION OF CARL C. ICAHN AND BARRY S. ROSENSTEIN. ACCORDINGLY, WE URGE YOU TO SIGN AND RETURN YOUR GOLD PROXY CARD TODAY.

IF YOU HAVE ALREADY SUBMITTED A KERR-MCGEE PROXY, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. WE WILL CONTINUE TO URGE KERR-MCGEE TO PERMIT US TO VOTE ALL PROXIES AS INSTRUCTED, INCLUDING FOR THE NOMINEES.

YOU MAY ALSO REVOKE ANY PROXY YOU HAVE ALREADY GRANTED BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.

ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

         Mr. Icahn, Mr. Rosenstein and each of the other Participants have no interest in Kerr-McGee other than as Stockholders.

IMPORTANT

         The election of the Nominees requires the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Annual Meeting. As a result, your vote is extremely important in deciding the future of Kerr-McGee. We urge you to mark, sign, date and return the enclosed GOLD proxy card today.

         Only holders of record of Kerr-McGee's voting securities as of the close of business on March 11, 2005 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of Kerr-McGee filed with the Securities and Exchange Commission ("Kerr-McGee's Proxy Statement"), as of the Record Date, there were outstanding 163,442,818 shares of common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Kerr-McGee held on the Record Date.

         As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of 9,907,100 shares of Common Stock, representing approximately 6.1% of the outstanding shares of Common Stock.1 The Participants and their affiliates intend to vote such shares FOR the election of the Nominees.

PLEASE VOTE FOR CARL C. ICAHN AND BARRY S. ROSENSTEIN BY RETURNING YOUR COMPLETED GOLD PROXY TODAY.


         If you have any questions about giving your proxy or require assistance, please call:

                              D.F. King & Co., Inc.

                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: l-888-605-1957
            Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550


Participants in Solicitation of Proxies

------------
(1) These amounts do not include options to purchase shares of Common Stock held by the JANA Parties (as hereinafter defined) as of the Record Date, as such shares are not eligible to be voted by the JANA Parties at the Annual Meeting.

         In addition to the Nominees (who are Mr. Carl C. Icahn and Mr. Barry S. Rosenstein), the participants in the solicitation of proxies (the "Participants") are Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), High River Limited Partnership ("High River"), JANA Partners LLC ("JANA"), JANA Master Fund, Ltd. ("JANA Master"), Mr. Keith A. Meister, Mr. Vincent J. Intrieri and Mr. August H. Roth.

         Icahn Partners, Icahn Master and High River (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. JANA and JANA Master (collectively, the "JANA Parties") are entities controlled by Barry S. Rosenstein and Gary Claar. Keith A. Meister and Vincent J. Intrieri are employees of the Icahn Parties who may also participate in soliciting proxies from Kerr-McGee Stockholders. August H. Roth is an employee of JANA who may also participate in soliciting proxies from Kerr-McGee Stockholders. Messrs. Meister, Intrieri and Roth do not own beneficially any interest in securities of Kerr-McGee, and none will receive any special compensation in connection with such solicitation.

         The Icahn Parties

         Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore LLC ("CCI Onshore") is a Delaware limited liability company primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

         Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore LLC ("CCI Offshore") is a Delaware limited liability company primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

         High River is a Delaware limited partnership principally engaged in the business of investing in securities. Hopper Investments LLC ("Hopper") is a Delaware limited liability company that serves as the general partner of High River. Barberry Corp. ("Barberry") is a Delaware corporation that serves as the sole member of Hopper. Each of Hopper and Barberry is primarily engaged in the business of investing in securities. Barberry is wholly owned by Mr. Icahn.

         Keith A. Meister, age 32, has been a senior investment analyst of High River since June 2002. Mr. Meister is also a Senior Investment Analyst of Icahn Partners LP and Icahn Partners Master Fund LP. He is also a director of Icahn Fund Ltd., which is the feeder fund of Icahn Partners Master Fund LP. Since August 2003, Mr. Meister has served as the President and Chief Executive Officer of American Property Investors, Inc., which is the general partner of American Real Estate Partners, L.P., a public limited partnership controlled by Mr. Icahn that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged, among other things, in the oil and gas business and casino entertainment business. From March 2000 through the end of 2001, Mr. Meister co-founded and served as co-president of J Net Ventures, a venture capital fund focused on investments in information technology and enterprise software businesses. From 1997 through 1999, Mr. Meister served as an investment professional at Northstar Capital Partners, an opportunistic real estate investment partnership. Prior to his work at Northstar, Mr. Meister served as an investment analyst in the investment banking group at Lazard Freres. Mr. Meister is a director of TransTexas Gas Corporation, an oil and gas exploration company controlled by Carl C. Icahn. Mr. Meister serves on the Board of Directors of XO Communications, Inc., a publicly held telecommunications company controlled by Mr. Icahn. Mr. Meister also is a director of American Entertainment Properties Corp. and American Casino & Entertainment Properties Finance Corp., which are gaming companies controlled by American Real Estate Partners, L.P., which is controlled by Mr. Icahn. Mr. Meister received his A.B. in Government cum laude from Harvard College in 1995.

         Vincent J. Intrieri, age 48, is a Senior Managing Director of Icahn Partners LP and Icahn Partners Master Fund LP. Since January 1, 2005 Mr. Intrieri has been Senior Managing Director of High River and Icahn Associates Corp., an entity controlled by Mr. Icahn whose principal business is to hold a lease to premises at 767 Fifth Avenue, New York, New York. From March 2003 to December 2004 Mr. Intrieri served as a Managing Director and from 1998 to March 2003, he served as a portfolio manager of Icahn Associates Corp. and High River. From 1995 to 1998, Mr. Intrieri served as portfolio manager for distressed investments with Elliott Associates L.P., a New York investment fund. Prior to 1995, Mr. Intrieri was a partner at the Arthur Anderson accounting firm. Mr. Intrieri is a certified public accountant. Mr. Intrieri is a director of TransTexas Gas Corporation and Panaco Inc., each of which is an oil and gas exploration company controlled by Carl C. Icahn. Mr. Intrieri is Chairman of the Board of Directors and a director of Viskase Companies, Inc., a publicly owned producer of cellulosic and plastic casings used in preparing and packaging processed meat products, in which Carl C. Icahn has an interest through the ownership of securities. In addition, Mr. Intrieri serves on the board of directors of XO Communications, Inc., a publicly owned telecommunications company controlled by Carl C. Icahn. Mr. Intrieri received a B.S. in Accounting in 1984 from The Pennsylvania State University.

         The address of each of Icahn Partners, Icahn Onshore, CCI Onshore, Icahn Master, Icahn Offshore, CCI Offshore, High River, Hopper, Barberry and Messrs. Icahn, Meister and Intrieri is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

         Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 8,244,100 shares of the Common Stock, which represents approximately 5.04% of outstanding shares of Common Stock.2 In addition, Mr. Icahn may be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), comprised of the Icahn Parties and the JANA Parties, which beneficially owns 12,632,800 shares of the Common Stock, representing approximately 7.7% of outstanding shares of Common Stock. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by Mr. Icahn or any of the Icahn Parties that they are the beneficial owners of any shares of Common Stock beneficially owned by the JANA Parties.

         High River is the direct beneficial owner of 1,648,820 shares of the Common Stock, Icahn Master is the direct beneficial owner of 3,365,557 shares of the Common Stock, and Icahn Partners is the direct beneficial owner of 3,229,723 shares of the Common Stock. Hopper,

-------------
(2) Except as otherwise noted herein, all share amounts are reported as of the close of business on April 7, 2005.

as the general partner of High River, and Barberry, as the sole member of Hopper, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by High River. Icahn Offshore, as the general partner of Icahn Master, and CCI Offshore, as the general partner of Icahn Offshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. Carl C. Icahn, as the sole stockholder of Barberry and the sole member of each of CCI Offshore and CCI Onshore, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by High River, Icahn Master and Icahn Partners.

         The purchase of the 8,244,100 shares of Common Stock owned by the Icahn Parties was made with the respective general working capital of the purchasers and, with respect to High River, pursuant to margin accounts in the regular course of business. As of the date hereof, the Icahn Parties have no Common Stock in any of their margin accounts.

         All transactions in the securities of Kerr-McGee effected within the past 2 years by each Participant are contained in Appendix I attached hereto.

         The JANA Parties

         JANA is a Delaware limited liability company principally engaged in the business of making investments. JANA Master is a Cayman Islands exempted company principally engaged in the business of making investments. JANA serves as the investment manager to JANA Master and a separate managed account.

         August H. Roth, age 26, is an investment analyst employed by JANA.

         The address of each of JANA, JANA Master and Messrs. Rosenstein and Roth is 201 Post Street, San Francisco, CA 94108.

         Mr. Rosenstein, through his control of the JANA Parties, may be deemed to be the indirect beneficial owner of 4,388,700 shares of the Common Stock (including options to purchase 1,587,600 shares of Common Stock), which represents approximately 2.7% of outstanding shares of Common Stock. In addition, Mr. Rosenstein may be deemed to be a member of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act), comprised of the JANA Parties and the Icahn Parties, which beneficially owns 12,632,800 shares of the Common Stock, representing approximately 7.7% of outstanding shares of Common Stock. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by Mr. Rosenstein or any of the JANA Parties that they are the beneficial owners of any shares of Common Stock beneficially owned by the Icahn Parties.

         JANA Master is the direct beneficial owner of 4,006,535 shares of Common Stock (including options to purchase 1,449,200 shares of Common Stock). In addition, a separate account managed by JANA is the direct beneficial owner of 382,165 shares of Common Stock (including options to purchase 138,400 shares of Common Stock). JANA, as the investment manager to both JANA Master and the managed account, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly beneficially owned by such parties.

Barry S. Rosenstein, as a managing member of JANA, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly beneficially owned by such parties.

         The purchase of the 4,388,700 shares of Common Stock beneficially owned by JANA Master and the managed account was made with respective working capital of such parties. As of the date hereof, JANA Master and the managed account have no shares of Common Stock in margin accounts.

         All transactions in the securities of Kerr-McGee effected within the past 2 years by each Participant are contained in Appendix I attached hereto. Information with respect to all options to purchase shares of Common Stock owned beneficially by the JANA Parties is contained in Appendix II attached hereto.

         Certain Information Regarding the Icahn Parties and the JANA Parties

         The Icahn Parties and the JANA Parties may be deemed to be members of a "group" within the meaning of Section 13(d)(3) of the Exchange Act. As such, the "group" may be deemed to beneficially own all of the shares of Common Stock owned by the Icahn Parties and the JANA Parties. Accordingly, the "group" may be deemed to be beneficially own 12,632,800 shares of Common Stock in the aggregate, constituting approximately 7.7% of the shares of Common Stock outstanding. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by any of (i) the Icahn Parties that they are the beneficial owners of shares beneficially owned by the JANA Parties or (ii) the JANA Parties that they are the beneficial owners of shares beneficially owned by any of the Icahn Parties.


ELECTION OF DIRECTORS

         According to Kerr-McGee's Proxy Statement, Kerr-McGee's board of directors intends to nominate two candidates for election as directors at the Annual Meeting. The Participants propose that Kerr-McGee Stockholders elect Carl
C. Icahn and Barry S. Rosenstein as directors of Kerr-McGee at the Annual Meeting. Each Nominee, if elected, would hold office until the 2008 Annual Meeting of Stockholders and until a successor has been duly elected and qualified.

         Background information about the Nominees is set forth below. The Nominees are not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.

CARL C. ICAHN, age 69, has served as Chairman of the Board and a director of Starfire Holding Corporation ("Starfire") (formerly Icahn Holding Corporation), a privately-held holding company, and Chairman of the Board and a director of various subsidiaries of Starfire, since 1984. Mr. Icahn is and has been since 1994 a majority shareholder, the Chairman of the Board and a Director of American Railcar Industries, Inc. ("ARI"), a Missouri corporation. ARI is primarily engaged in the business of manufacturing, managing, leasing and selling of railroad freight and tank cars. Mr. Icahn has also been Chairman of the Board and President of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, since 1968. Since November 1990, Mr. Icahn has been Chairman of the Board of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged, among other things, in the oil and gas business and casino entertainment business. Mr. Icahn has been a director of Cadus Pharmaceutical Corporation, a firm that holds various biotechnology patents, since 1993. From August 1998 to August 2002, Mr. Icahn served as Chairman of the Board of Maupintour Holding LLC (f/k/a/ Lowestfare.com, LLC), an internet travel reservations company. From October 1998 through May, 2004, Mr. Icahn was the President and a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. Since September 29, 2000, Mr. Icahn has served as the Chairman of the Board of GB Holdings, Inc., which owns all of the outstanding stock of Atlantic Coast Entertainment Holdings, Inc., which through its wholly-owned subsidiary owns and operates The Sands Hotel and Casino in Atlantic City, New Jersey. Mr. Icahn also serves in the same capacity with Atlantic Coast Entertainment Holdings, Inc. In January 2003, Mr. Icahn became Chairman of the Board and a director of XO Communications, Inc., a telecommunications company.

BARRY S. ROSENSTEIN, age 46, is the founder and Managing Partner of JANA, a position he has held since 2001. Mr. Rosenstein also founded, and from 1993 to 2001 served as Managing Partner of, Sagaponack Partners L.P., a private equity fund. He received his M.B.A. from the University of Pennsylvania's Wharton School of Business in 1984. In 1981, Mr. Rosenstein graduated Phi Beta Kappa from Lehigh University. Mr. Rosenstein is also a C.P.A. Mr. Rosenstein serves on the board of directors of Cobra Electronics and Marisa Christina, Inc.


BACKGROUND

         On or about January 20, 2005, Barry S. Rosenstein and August H. Roth spoke with Robert Wohleber (the CFO of Kerr-McGee), Rick Buterbaugh (the head of investor relations of Kerr-McGee) and David Hager (the head of exploration of Kerr-McGee) and discussed their respective views regarding the sale of Kerr-McGee's chemicals business and regarding Kerr-McGee generally.

         On February 10, 2005, representatives of the Icahn Parties and the JANA Parties had a meeting in which they discussed Kerr-McGee. The parties also discussed the possibility of JANA Master selling to the Icahn Parties an option to purchase shares of Common Stock.

         On February 14, 2005, the Icahn Parties acquired, for $1,500,000, an option (the "JANA Option") to purchase, in the aggregate, 250,000 shares of Common Stock of Kerr-McGee from JANA Master. Pursuant to the exercise of the JANA Option on March 1, 2005, Icahn Partners purchased 96,000 shares of Common Stock, Icahn Master purchased 104,000 shares of Common Stock and High River purchased 50,000 shares of Common Stock. The JANA Option had an exercise price of $60.00 per share and an expiration date of August 14, 2005.

         On or about February 23, 2005 and on or about March 3, 2005, Carl C. Icahn and Mr. Rosenstein spoke with Luke Corbett (the CEO of Kerr-McGee), and suggested various actions to be taken by Kerr-McGee that they believed would enhance stockholder value.

         On March 2, 2005, the Icahn Parties delivered a letter to Kerr-McGee, notifying Kerr-McGee that the Icahn Parties intend to appear at the Annual Meeting, in person or by proxy, to nominate and seek to elect Carl C. Icahn and Barry S. Rosenstein as members of the board of directors of Kerr-McGee.

         On March 3, 2005, Carl C. Icahn and Barry S. Rosenstein sent a letter to Kerr-McGee, proposing that Kerr-McGee (i) sell its chemical business, (ii) enter into a volumetric production payment ("VPP") transaction to sell future production of a portion of its reserves and (iii) utilize the proceeds to buy back shares of its stock at a price of $90 per share. Under the terms of a VPP transaction, an energy producer arranges to receive an up-front payment of cash from a counterparty in exchange for a fixed-term commitment to deliver oil and gas in the future from one or more producing oil or gas wells. The producer typically retains control of the properties and rights to future development drilling, as well as production above the VPP volumes. A VPP transaction allows the producer to monetize a portion of its reserves while providing a predictable supply of oil or gas to the counterparty. Messrs. Icahn and Rosenstein believe that their proposal could create value for Stockholders because it would permit Kerr-McGee to take advantage of the spread between the valuation that the stock market currently places on Kerr-McGee on a per barrel of oil equivalent of proved reserves basis and the higher value at which oil and gas futures are trading in the commodity markets.

         On March 10, 2005, Carl C. Icahn and Barry S. Rosenstein sent a letter to Kerr-McGee, responding to Kerr-McGee's March 8, 2005 announcement regarding the proposed sale of its chemicals business and share repurchase program. Messrs. Icahn and Rosenstein wrote that they were encouraged that Kerr-McGee had agreed with their position with respect to the sale of its chemicals business, but also expressed dissatisfaction that the board did not address the arbitrage opportunity outlined in their March 3rd letter. Messrs. Icahn and Rosenstein reiterated their belief that if Kerr-McGee were to consummate the VPP transaction described in the March 3rd letter, it would unlock significant shareholder value. Further, in response to Kerr-McGee's characterization of their proposal as an attempt to earn "quick cash," Messrs. Icahn and Rosenstein stated that, given current market conditions, if Kerr-McGee were to consummate the VPP transaction they proposed and commence a tender offer to repurchase its shares at $90 per share, they would commit not to sell their shares in such an offer.

         On March 10, 2005, Kerr-McGee filed a lawsuit in federal court in Oklahoma against the Icahn Parties, the JANA Parties and certain of their respective affiliates. The amended complaint in this action, which was filed by Kerr-McGee on March 14, 2005, claims: (i) that the Icahn Parties and the JANA Parties have violated their disclosure obligations under Section 13(d) of the Exchange Act, including by filing misleading Schedules 13D which falsely disclaim that they are acting with each other as a group, and mischaracterize their purpose in acquiring shares; (ii) that the March 2, 2005 letter in which the Icahn Parties notified Kerr-McGee of their intention to seek to elect Carl
C. Icahn and Barry S. Rosenstein to the board of directors fails to comply with Kerr-McGee's bylaws; and (iii) that the Icahn Parties and the JANA Parties have violated Section 14(a) of the Exchange Act and Rule 14a-9 thereunder by filing false and misleading proxy solicitation materials. The lawsuit requests that the court enter a judgment: (i) declaring the March 2, 2005 letter from the Icahn Parties invalid; (ii) ordering the Icahn Parties and the JANA Parties to file accurate disclosures in accordance with the requirements of Sections 13(d) and 14(a) of the Exchange Act and the regulations promulgated thereunder; (iii) enjoining the Icahn Parties and the JANA Parties from voting any shares acquired prior to the filing of true and accurate Schedules 13D; (iv) ordering the Icahn Parties and the JANA Parties to return any proxies received prior to the filing of true and accurate disclosures under Section 14(a) of the Exchange Act and the regulations promulgated thereunder; (v) enjoining the Icahn Parties and the JANA Parties from undertaking any action -- including (without limitation) soliciting proxies, exercising stockholder voting rights, or purchasing additional shares of Kerr-McGee --designed to change or affect control of Kerr-McGee until 30 days following the filing of such true and accurate disclosures pursuant to Sections 13(d) and 14(a) of the Exchange Act; and (vi) granting such other and further relief as the court may deem just and proper.

         On March 17, 2005, Messrs. Corbett, Wohleber, Buterbaugh and Hager visited with Mr. Icahn, Vincent J. Intrieri and Keith A. Meister and discussed their respective views regarding the sale of Kerr-McGee's chemicals business, the VPP transaction and the stock repurchase that had been proposed by Messrs. Icahn and Rosenstein.

         On March 17, 2005, the Icahn Parties sent a letter to Kerr-McGee demanding, pursuant to Delaware law, the right as stockholders to inspect certain documents and records of Kerr-McGee (including stockholder list materials).

         On March 18, 2005, Messrs. Corbett, Wohleber, Buterbaugh and Hager visited with Messrs. Rosenstein and Roth and discussed their respective views regarding the sale of Kerr-McGee's chemicals business, the VPP transaction and the stock repurchase that had been proposed by Messrs. Icahn and Rosenstein.

         On April 4, 2005, Carl C. Icahn and Barry S. Rosenstein sent a letter to the Board of Directors of Kerr-McGee urging them to allow the Stockholders the opportunity to choose their own directors instead of running a single ballot election.

         On April 4, 2005, the Icahn Parties filed an answer to Kerr-McGee's lawsuit, denying all material allegations and requesting a judgment dismissing Kerr-McGee's amended complaint in its entirety, together with attorney's fees, costs and disbursements incurred in defending the action, and such further relief as the Court may deem just and proper.

         Appendix I attached hereto sets forth, as to each of the Participants, all transactions in securities of Kerr-McGee effected during the past two years. Appendix II attached hereto sets forth information with respect to all options to purchase shares of Common Stock owned beneficially by the JANA Parties.

         Except as set forth herein or in any of the Appendices attached hereto, neither of the Nominees nor or any of the other Participants: (i) owns any securities of Kerr-McGee of record but not beneficially; (ii) owns beneficially any securities of Kerr-McGee or any parent or subsidiary of Kerr-McGee; (iii) has any agreement or understanding with any person with respect to any future employment by Kerr-McGee or its affiliates; (iv) has any agreement or understanding with any person with respect to any future transactions to which Kerr-McGee or any of its affiliates will or may be a party; (v) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of Kerr-McGee's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which Kerr-McGee or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (vi) borrowed any funds for the purpose of acquiring or holding any securities of Kerr-McGee; or (vii) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to securities of Kerr-McGee.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         According to Kerr-McGee's Proxy Statement, Kerr-McGee is soliciting proxies with respect to four proposals other than the election of directors. Please refer to Kerr-McGee's Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are discussed briefly below. THE PARTICIPANTS MAKE NO RECOMMENDATION AS TO THESE PROPOSALS AND INTEND TO ABSTAIN FROM VOTING THEREON. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE TREATED AS HAVING GIVEN A DIRECTION TO ABSTAIN FROM VOTING ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD WITH RESPECT TO THESE PROPOSALS AND THE PERSONS NAMED IN THE GOLD PROXY CARD WILL ACT ACCORDINGLY.

Item 2 -- Ratification of Appointment of Independent Auditors

         At the Annual Meeting, the Stockholders will be asked to ratify the appointment of Ernst & Young LLP as Kerr-McGee's independent auditors for 2005. Kerr-McGee's board of directors unanimously recommended a vote for this proposal. The Participants make no recommendation as to this proposal.

Voting on Item 2

         The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Item 2 described above by marking the proper box on the GOLD proxy card.

Item 3 - Approval of the 2005 Long Term Incentive Plan

         At the Annual Meeting, the Stockholders will be asked to approve Kerr-McGee's 2005 Long Term Incentive Plan to replace the 2002 Long Term Incentive Plan. Kerr-McGee's board of directors unanimously recommended a vote for this proposal. The Participants make no recommendation as to this proposal.

Voting on Item 3

         The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Item 3 described above by marking the proper box on the GOLD proxy card.

Item 4 - Approval to Amend the Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 300,000,000 to 500,000,000

         At the Annual Meeting, the Stockholders will be asked to approve an amendment to Kerr-McGee's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 300,000,000 to 500,000,000. Kerr-McGee's board of directors unanimously recommended a vote for this proposal. The Participants make no recommendation as to this proposal.

Voting on Item 4

         The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Item 4 described above by marking the proper box on the GOLD proxy card.

Item 5 - Stockholder Proposal Requesting Establishment of an Office of the Board of Directors

         At the Annual Meeting, the Stockholders will be presented with a stockholder proposal requesting establishment of an Office of the Board of Directors. Kerr-McGee's board of directors unanimously recommended a vote against this proposal. The Participants make no recommendation as to this proposal.

Voting on Item 5

         The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Item 5 described above by marking the proper box on the GOLD proxy card.

Other Proposals

         The Participants and their affiliates know of no other business to be presented at the 2005 Annual Meeting. If any other matters should properly come before the Annual Meeting and the shares represented by GOLD proxy cards are present at the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment (provided, however, that the persons named on the enclosed GOLD proxy card will be permitted to use such discretionary authority only for matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the Annual Meeting).

VOTING PROCEDURES

         According to Kerr-McGee's Proxy Statement, the voting procedures are as set forth below.

         A majority of the shares of the Common Stock of Kerr-McGee, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker non-votes are not counted as votes present for the purpose of electing directors. The proposal to amend the Amended and Restated Certificate of Incorporation of Kerr-

McGee requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of votes against the proposal to amend the Amended and Restated Certificate of Incorporation of Kerr-McGee. In all matters other than the election of directors and the amendment of the Amended and Restated Certificate of Incorporation of Kerr-McGee, the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the Stockholders. With respect to such matters, broker non-votes are not considered to be shares present in person or represented by proxy, but abstentions are considered to be shares present in person or represented by proxy, and, therefore, abstentions will have the effect of votes against the proposal.

         The New York Stock Exchange has determined that the appointment of independent auditors is a "routine" item. Therefore, a broker or nominee may vote shares held by it with respect to that item if no instructions have been received for it at least 15 days before the Annual Meeting.

         You are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. In the event that Kerr-McGee succeeds in obtaining a court order declaring the nominations of Carl C. Icahn and Barry S. Rosenstein invalid, your shares may not be voted for the election of directors at the Annual Meeting.

IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED GOLD PROXY CARD WILL VOTE YOUR SHARES FOR CARL C. ICAHN AND BARRY S. ROSENSTEIN WITH RESPECT TO PROPOSAL 1, AND WILL ABSTAIN FROM VOTING WITH RESPECT TO THE REMAINING PROPOSALS.


PROXY PROCEDURES

IN ORDER TO SUPPORT THE NOMINEES, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN THE EVENT THAT THE NOMINATIONS OF CARL C. ICAHN AND BARRY S. ROSENSTEIN ARE PERMITTED, WE WILL VOTE ALL GOLD PROXIES AS INSTRUCTED (OR IF NO INSTRUCTION IS GIVEN, FOR THE ELECTION OF THE NOMINEES AND ABSTAINING ON ALL OTHER MATTERS). IF KERR-MCGEE SUCCEEDS IN OBTAINING A COURT ORDER DECLARING THE NOMINATIONS OF CARL C. ICAHN AND BARRY S. ROSENSTEIN INVALID, YOUR SHARES MAY NOT BE VOTED IN THE ELECTION OF DIRECTORS AT THE MEETING.


Revocation of Proxies

         Any Stockholder who has mailed a white proxy card to Kerr-McGee may revoke it before it is voted by mailing a duly executed GOLD proxy card to the Participants bearing a date LATER than the white proxy card delivered to Kerr-McGee. Proxies may also be revoked at any time prior to voting by: (i) delivering to the corporate secretary of Kerr-McGee, a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked; (ii) delivering a duly executed proxy bearing a later date than the proxy delivered previously; or (iii) attending the Annual Meeting and voting in person.

         Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.


COST AND METHOD OF SOLICITATION

         Solicitation of proxies shall be made by Messrs. Icahn, Meister, Intrieri, Rosenstein and Roth.

         The Icahn Parties and the JANA Parties have retained D.F. King & Co., Inc. ("King") to conduct the solicitation, for which King is to receive a fee of approximately $200,000, plus a fee per call and reimbursement for its reasonable out-of-pocket expenses. The Icahn Parties and the JANA Parties have agreed to indemnify King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to King pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that King will employ approximately 100 persons to solicit proxies from Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $500,000 to date, and is estimated to be approximately $1,000,000 in total.

         The Icahn Parties and the JANA Parties agreed on March 24, 2005 to each pay half of all costs related to the solicitation of proxies (including expenditures for public relations and financial advisers, proxy solicitors, advertising, printing, transportation and related expenses), except that the Icahn Parties and the JANA Parties will each bear their own legal expenses. The Icahn Parties and the JANA Parties intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected to the Board of Directors of Kerr-McGee, but do not intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

         Certain information regarding the securities of Kerr-McGee held by Kerr-McGee's Directors, nominees, management and 5% Stockholders is contained in Kerr-McGee's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of Kerr-McGee must be received by Kerr-McGee for inclusion in Kerr-McGee's Proxy Statement and form of proxy for that meeting is also contained in Kerr-McGee's Proxy Statement. Although the Participants do not have any knowledge that would indicate that any such information is untrue, the Participants do not take any responsibility for the accuracy or completeness of the information contained in Kerr-McGee's public filings, or any failure by Kerr-McGee to disclose events that may affect the significance or accuracy of any such information.


Date: April __, 2005                              ICAHN PARTNERS LP
                                                  ICAHN PARTNERS MASTER FUND LP
                                                  HIGH RIVER LIMITED PARTNERSHIP
                                                  JANA PARTNERS LLC

                                   APPENDIX I

                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

Set forth below are the dates, types and amounts of each Participant's purchases and sales of Kerr-McGee's securities within the past two years.

Transactions Within the Past Two Years in Kerr-McGee Voting Securities by Icahn Partners, Icahn Master and High River

                                            Shares                Price
 Name                    Date              Purchased            Per Share ($)**
------------------ -------------- ------------------- -------------------
High River         01/24/05                   45,000             60.1318
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         01/25/05                   45,000             60.3339
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         01/26/05                   67,000             59.2852
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         01/26/05                   12,000             60.5174
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         01/28/05                   60,000             60.5075
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         01/31/05                   10,000             60.8514
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/03/05                   30,000             62.5149
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/04/05                   27,000             62.9524
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/24/05                  118,000*            66.1770
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/24/05                   30,000*            65.8539
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/24/05                   25,400*            64.0752
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------

------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/24/05                   20,000*            65.9420
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/24/05                  300,000             76.4535
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         02/28/05                  125,000             77.1996
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/01/05                   50,000*            66.0000
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/01/05                  238,600             77.1092
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/01/05                  110,000             76.7300
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/02/05                  108,200             77.7004
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/10/05                   55,000             77.0961
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/11/05                   10,000             77.5100
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/16/05                   60,000             78.7567
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/23/05                   14,100             77.9401
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/28/05                   14,000             77.9163
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/29/05                   22,520             76.7957
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         03/30/05                   40,000             76.5262
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
High River         04/06/05                   12,000             75.2439
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       01/24/05                   91,800             60.1318
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       01/25/05                   91,800             60.3339
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------

------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       01/26/05                  136,680            59.2852
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       01/26/05                   24,480            60.5174
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       01/28/05                  122,400            60.5075
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       01/31/05                   20,400            60.8514
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/03/05                   61,200            62.5149
------------------ -------------- ------------------  -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/04/05                   55,080            62.9524
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/24/05                  240,700*           66.2058
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/24/05                   61,200*           65.8823
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/24/05                   51,800*           64.1035
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/24/05                   40,800*           65.9700
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/24/05                  612,000            76.4535
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       02/28/05                  255,000            77.1996
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/01/05                  104,000*           66.0000
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/01/05                  486,744            77.1092
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/01/05                  224,400            76.7300
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/02/05                  220,728            77.7004
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/10/05                  112,200            77.0961
------------------ -------------- ------------------- -------------------

------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/11/05                   20,400            77.5100
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/16/05                  122,400            78.7567
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/23/05                   28,764            77.9401
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/28/05                   28,560            77.9163
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/29/05                   45,941            76.7957
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       03/30/05                   81,600            76.5262
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Master       04/06/05                   24,480            75.2439
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     01/24/05                   88,200            60.1318
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     01/25/05                   88,200            60.3339
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     01/26/05                  131,320            59.2852
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     01/26/05                   23,520            60.5174
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     01/28/05                  117,600            60.5075
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     01/31/05                   19,600            60.8514
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/03/05                   58,800            62.5149
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/04/05                   52,920            62.9524
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/24/05                  231,300*           66.2062
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------

------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/24/05                   58,800*           65.8823
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/24/05                   49,800*           64.1035
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/24/05                   39,200*           65.9700
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/24/05                  588,000            76.4535
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     02/28/05                  245,000            77.1996
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/01/05                   96,000*           66.0000
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/01/05                  467,656            77.1092
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/01/05                  215,600            76.7300
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/02/05                  212,072            77.7004
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/10/05                  107,800            77.0961
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/11/05                   19,600            77.5100
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/16/05                  117,600            78.7567
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/23/05                   27,636            77.9401
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/28/05                   27,440            77.9163
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/29/05                   44,139            76.7957
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     03/30/05                   78,400            76.5262
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------

------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------
Icahn Partners     04/06/05                   23,520            75.2439
------------------ -------------- ------------------- -------------------
------------------ -------------- ------------------- -------------------


* Shares acquired upon exercise of options (including, where applicable, the JANA Option).
** Per share prices include commissions paid and, with respect to options, the purchase price of options.

Transactions Within the Past Two Years in Kerr-McGee Voting Securities by the JANA Parties*

    Date of Purchase           Shares of Common Stock           Price per Share
         (Sale)                   Purchased (Sold)                    ($)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           12/16/04                   100,000                       59.0389
           12/22/04                   100,000                       58.3149
           12/30/04                    35,000                       58.1890
           01/03/05                   100,000                       56.9715
           01/04/05                    65,000                       55.8455
           01/07/05                    75,000                       56.4429
           01/13/05                    27,400                       58.5759
           01/13/05                   100,000                       58.7622
           01/14/05                       500                       58.6570
           01/14/05                   100,000                       58.7027
           01/18/05                    50,000                       59.7400
           01/20/05                    98,000                       58.3727
           01/21/05                    25,000                       59.6000
           01/24/05                    50,000                       60.0846
           01/25/05                    75,000                       60.3329
           01/26/05                   125,000                       59.6540
           01/27/05                   100,000                       60.7730
           01/28/05                    75,000                       60.4541
           01/31/05                   200,000                       61.6390
           01/31/05                   245,000                       61.7078
           01/31/05                    10,700                       61.4280
           01/31/05                    22,800                       60.4686
           02/01/05                   150,000                       62.5734
           02/04/05                   200,000                       62.9580
           02/04/05                     1,400                       62.8050
           02/07/05                    80,300                       63.6141
           02/07/05                    45,000                       64.2684
           02/08/05                   100,000                       64.3024
           02/11/05                    50,000                       66.8984
           02/14/05                   100,000                       67.3423
           02/14/05                   100,000                       67.5628
           02/14/05                    50,000                       67.6016
           02/15/05                    95,000                       68.2814
           02/15/05                   100,000                       68.6418
           02/15/05                   100,000                       68.3215
           02/15/05                   100,000                       68.4526
           03/01/05                  (250,000)**                    60.0000


* Of the shares of Common Stock reported herein, 2,557,335 shares are beneficially owned by JANA Master and 243,765 shares are beneficially owned by a separate account managed by JANA.
** Sold pursuant to an option that had been issued to and exercised by the Icahn Parties.

                                   APPENDIX II

Below is information with respect to all options to purchase shares of Common Stock beneficially owned by the JANA Parties:*

                  Shares
   Date of      Underlying   Exercise Price                       Purchase Price
  Purchase       Options      per Share ($)    Expiration Date    per Option ($)
--------------------------------------------------------------------------------
  02/28/05        73,300         80.00             04/15/05           2.0558
  03/01/05       100,000         80.00             04/15/05           2.7408
  03/02/05        85,100         80.00             04/15/05           3.1693
  03/17/05       352,200         80.00             04/15/05           2.8197
  03/17/05       180,200         75.00             04/15/05           6.7099
  03/17/05       356,600         75.00             04/15/05           6.0286
  03/18/05        58,300         80.00             04/15/05           3.8390
  03/18/05        81,900         75.00             04/15/05           7.0603
  03/21/05        50,000         75.00             04/15/05           7.4114
  03/21/05       100,000         80.00             05/20/05           5.1000
  04/06/05       100,000         75.00             05/20/05           3.7459
  04/07/05        50,000         75.00             05/20/05           3.2300

* Of the options reported herein, options to purchase 1,449,200 shares of Common Stock are beneficially owned by JANA Master and options to purchase 138,400 shares of Common Stock are beneficially owned by a separate account managed by JANA.

IMPORTANT
---------

         1. If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

         2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

         3. If you have already submitted a white proxy card to Kerr-McGee for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Kerr-McGee. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

         4. You may also revoke any proxy you have already granted by attending the Annual Meeting and voting in person.

         If you have any questions about giving your proxy or require assistance, please call:


                             D.F. King & Co., Inc.
                       48 Wall Street New York, NY 10005
                         Call Toll-Free: l-888-605-1957
            Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

PROXY CARD     [PRELIMINARY COPY]

KERR-MCGEE CORPORATION
2005 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP AND
JANA PARTNERS LLC

The undersigned hereby appoints and constitutes each of Keith A. Meister and Vincent J. Intrieri (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Kerr-McGee Corporation ("Kerr-McGee") to be held on May 10, 2005 at 9:00 a.m. local time, and at any adjournment or postponement or continuations thereof (the "Annual Meeting"), hereby revoking any proxies previously given, to vote all shares of Common Stock of Kerr-McGee held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO DIRECTION IS MADE, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES FOR --- CARL C. ICAHN AND BARRY S. ROSENSTEIN FOR DIRECTOR, IF PERMITTED, AND WILL ABSTAIN FROM VOTING WITH RESPECT TO THE REMAINING PROPOSALS.

                      SIGN, DATE AND MAIL YOUR PROXY TODAY

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

ICAHN PARTNERS, ICAHN MASTER, HIGH RIVER AND JANA EACH RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW. NO RECOMMENDATION IS MADE AS TO THE REMAINING PROPOSALS. [PRELIMINARY COPY]

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

     STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY.

     YOUR VOTE IS VERY IMPORTANT TO US.

1.   Election of directors -- Nominees:      [ ]           [ ]           [ ]
     (01) Carl C. Icahn                      FOR ALL       WITHHELD      FOR ALL
     (02) Barry S. Rosenstein                NOMINEES      FROM ALL      EXCEPT
                                                           NOMINEES

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

-------------------------------------------------------

2.   Ratification of appointment of Ernst & Young LLP
     as independent auditors for 2005.                  FOR    AGAINST   ABSTAIN

                                                        [ ]      [ ]       [ ]

3.   Approval of 2005 Long Term Incentive Plan.         FOR    AGAINST   ABSTAIN



4.   Approval to amend the Amended and Restated         FOR    AGAINST   ABSTAIN
     Certificate of Incorporation to Increase the
     Authorized Number of Shares of Common Stock from   [ ]      [ ]       [ ]
     300,000,000 to 500,000,000.

5.   Stockholder proposal requesting establishment      FOR    AGAINST   ABSTAIN
     of an Office of the Board of Directors.
                                                        [ ]      [ ]       [ ]


               MARK HERE IF YOU PLAN TO ATTEND THE MEETING       [ ]

               MARK HERE IF AN ADDRESS CHANGE HAS BEEN           [ ]
               NOTED ON THE REVERSE SIDE OF THIS CARD

     Please be sure to sign and date this Proxy.


        -------------------------------------------------------      -----------
               Signature(s) of Stockholder(s)                            Date



        ------------------------------------------------------------------------
        Title, if any


        SIGNATURE (IF HELD JOINTLY):
                                    --------------------------------------------